                                                                   Exhibit 10.99

                                   P-COM, Inc.

Issued as of December 1, 2001                 (1)  Aggregate Price: $612,000

                                              (2)  Initial Warrant Price: $0.204

                                              (3)  Number of Shares Initially
                                                   Subject to Warrant 3,000,000

NEITHER THIS WARRANT, NOR THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 SECURITIES ACT"), OR QUALIFIED OR REGISTERED UNDER CALIFORNIA OR OTHER APPLICABLE SECURITIES LAWS ("STATE SECURITIES LAWS"), AND THIS WARRANT HAS BEEN, AND THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF WILL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SUCH SALE OR OTHER DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 SECURITIES ACT AND COMPLIANCE WITH THE APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER AND ITS COUNSEL, THAT SAID REGISTRATION IS NOT REQUIRED UNDER THE 1933 SECURITIES ACT AND THAT APPLICABLE STATE SECURITIES LAWS HAVE BEEN SATISFIED.

                              COMMON STOCK WARRANT

     This certifies that Cagan McAfee Capital Partners, LLC whose address for notice is 10600 N. De Anza Boulevard, Cupertino, CA 95014, or any party to whom this Warrant is assigned in compliance with the terms hereof (Purchaser and any such assignee being hereinafter sometimes referenced as "Holder"), is entitled to subscribe for and purchase, during the period commencing at the issue date set forth above and ending at 5:00 p.m., California, local time, on the Tenth
(10th) anniversary of such issue date, the number of shares of fully paid and nonassessable unregistered, restricted Common Stock ("Common Stock") of P-Com, Inc., a Delaware corporation, (the "Company"), that have an aggregate purchase price equal to the Aggregate Price as defined below. The purchase price of each such share shall be equal to the Warrant Price, as defined below.

                                    ARTICLE 1
                                   DEFINITIONS

1.1 "Aggregate Price" shall be $612,000.

1.2 "Warrant Price" shall be Twenty and Four-tenths Cents ($0.204) per share, as adjusted herein.

                                    ARTICLE 2
                              EXERCISE AND PAYMENT

2.1 Cash Exercise. The purchase rights represented by this Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, located at the address set forth on the signature page hereof, accompanied by the form of Notice of Cash Exercise attached hereto as Exhibit "A-1", and by the payment to the Company, by cash or by certified, cashier's or other check acceptable to the Company, or by delivery to the Company of evidence of cancellation of indebtedness of the Company to such Holder, or by wire transfer to the account of the Company, of an amount equal to the aggregate Warrant Price of the shares being purchased.

2.2 Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 2.1, Holder may elect to receive shares of Common Stock equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the form of Notice of Cashless Exercise attached hereto as Exhibit "A-2", in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed using the following formula:

                           X = Y (A-B)
                                   A

Where X = the number of shares of Common Stock to be issued to Holder.

      Y = the number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).

      A = the fair market value of one share of the Company's Common
              Stock (at the date of such calculation).

      B = Warrant Price.

2.3 Fair Market Value. For purposes of this Article II, fair market value of one share of the Company's Common Stock shall mean:

     (i) The average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary, the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market System ("NMS") or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the trading day prior to the date of determination of fair market value; or

     (ii) If the Common Stock is not traded Over-The-Counter, on the NMS or on an exchange, the per share fair market value of the Common Stock shall be as determined by mutual agreement of the Company and the Holder; provided, however that if such agreement cannot be reached within twenty (20) calendar days, such value shall be determined by an independent appraiser appointed in good faith by the Company's Board of Directors. The cost of such appraisal shall be borne equally by the Company and the Holder. Such appraiser shall meet the following criteria: (a) it shall not be associated or affiliated with the Company in any fashion and shall not have previously provided services to the Company; (b) the appraiser shall have reasonable qualifications to appraise the value of the Common Stock; (c) it is not (and none of its affiliates is) a promoter, director or officer of the Company or any of its affiliates or an underwriter with respect to any of the securities of the Company; and (d) it does not provide any advice or opinions of the Company except as an appraiser under this section. In the event such an appraisal is required it should be conducted under the following procedures: the Company shall select the appraiser within ten
     (10) days of receipt of written notice from the Holder that agreement cannot be reached and the Company shall submit the name of such appraiser to Holder. Twenty (20) days after selection of the appraiser, the Company and the Holder shall each submit to the appraiser a single value representing such party's contention as to the fair market value of one share of the Company's Common Stock. Within fifteen (15) days after receipt of the submission of the Company and the Holder, the appraiser shall select one of the two values submitted by the parties, and such value shall be the fair market value of one share of the Common Stock for purpose of this Warrant. The appraiser shall have no discretion to take any action other than selection of one of the two values submitted to the appraiser. The parties may submit to the appraiser and one another, at the time they submit their respective single values, such supporting documentation as they deem necessary or appropriate. The parties shall have the opportunity seven (7) business days after receipt of the other party's proposed valuation and supporting documentation to provide the appraiser and each other with supplemental written information. The appraiser may, in its discretion, hold a single six (6) hour hearing on valuation issues. If a hearing is held, each party shall be allocated three (3) hours. The appraiser may conduct the hearing in accordance with any rules of procedure it deems appropriate. The value selected by the appraiser shall be final and binding upon the parties without any further right of appeal.

2.4 Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the remaining unexercised Aggregate Price shall also be issued to Holder at such time.

2.5 Automatic Exercise. To the extent this Warrant is not previously exercised, and if the fair market value of one share of the Company's Common Stock is greater than the Warrant Price, as adjusted, this Warrant shall be deemed automatically exercised in accordance with Section 2.2 hereof (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Company's Common Stock upon such expiration shall be the fair market value determined pursuant to Section
2.3 above. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 2.5, the Company agrees to notify Holder within a reasonable period of time of the number of shares of the Company's Common Stock, if any, Holder is to receive by reason of such automatic exercise.

2.6 Stock Fully Paid; Reservation of Shares. The Company covenants and agrees that all Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (excluding taxes based on the income of Holder). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock or other securities as would be required upon the full exercise of the rights represented by this Warrant.

2.7 Fractional Shares. No fractional share of Common Stock will be issued in connection with any exercise hereof; in lieu of a fractional share upon complete exercise hereof, Holder may purchase a whole share by delivering payment equal to the appropriate portion of the then effective Warrant Price.

                                    ARTICLE 3
      CERTAIN ADJUSTMENTS OF NUMBER OF SHARES PURCHASABLE AND WARRANT PRICE

     The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

3.1 Reclassification, Consolidation or Merger. In case of: (i) any reclassification or change of outstanding securities issuable upon exercise of this Warrant; (ii) any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification, change or exchange of outstanding securities issuable upon exercise of this Warrant); or (iii) any sale or transfer to another corporation of all, or substantially all, of the property of the Company, then, and in each such event, the Company or such successor or purchasing corporation, as the case may be, shall execute a new Warrant of like form, tenor and effect and which will provide that Holder shall have the right to exercise such new Warrant and purchase upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of securities, money and property receivable upon such reclassification, change, consolidation, merger, sale or transfer by a holder of one share of Common Stock issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new Warrant shall be as nearly equivalent in all substantive respects as practicable to this Warrant and the adjustments provided in this Article III and the provisions of this Section 3.1, shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

3.2 Subdivision or Combination of Shares. If the Company shall at any time while this Warrant remains outstanding and less than fully exercised: (i) divide its Company Stock, the Warrant Price shall be proportionately reduced; or (ii) shall combine shares of its Common Stock, the Warrant Price shall be proportionately increased.

3.3 Stock Dividends. If the Company, at any time while this Warrant is outstanding and unexpired, shall pay a dividend payable in, or make any other distribution to holders of, Common Stock (except any distribution described in Sections 3.1 and 3.2 hereof) then the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

3.4 Other Action Affecting Common Stock. If the Company takes any action affecting its Common Stock after the date hereof (including dividends and distributions), other than an action described in any of Sections 3.1 and 3.2 hereof, which would have an adverse effect upon Holder's rights hereunder, the Warrant Price shall be adjusted downward in such manner and at such time as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

3.5 Time of Adjustments to the Warrant Price. All adjustments to the Warrant Price and the number of shares purchasable hereunder, unless otherwise specified herein, shall be effective as of the earlier of:

     (i) the date of issue of the security causing the adjustment;

     (ii) the date of sale of the security causing the adjustment;

     (iii) the effective date of a division or combination of shares;

     (iv) the record date of any action of holders of any class of the Company's capital stock taken for the purpose of entitling shareholders to receive a distribution or dividend payable in equity securities, provided that such division, combination, distribution or dividend actually occurs.

3.6 Notice of Adjustments. In each case of an adjustment in the Warrant Price and the number of shares purchasable hereunder, the Company, at its expense, shall cause the Chief Financial Officer of the Company to compute such adjustment and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company shall promptly mail a copy of each such certificate to Holder pursuant to Section 6.7 hereof.

3.7 Duration of Adjusted Warrant Price. Following each adjustment of the Warrant Price, such adjusted Warrant Price shall remain in effect until a further adjustment of the Warrant Price.

3.8 Adjustment of Number of Shares. Upon each adjustment of the Warrant Price pursuant to this Article III, the number of shares of Common Stock purchasable hereunder shall be adjusted to the nearest whole share, to the number obtained by dividing the Aggregate Price by the Warrant Price as adjusted.

                                    ARTICLE 4
                           TRANSFER, EXCHANGE AND LOSS

4.1 Securities Laws. Upon any issuance of shares of Common Stock upon exercise of this Warrant, if required by the Company, in connection with each issuance of shares of Common Stock upon exercise of this Warrant, the Holder will give: (i) assurances in writing, satisfactory to the Company, that such shares are not being purchased with a view to the distribution thereof in violation of applicable laws, (ii) sufficient information, in writing, to enable the Company to rely on exemptions from the registration or qualification requirements of applicable laws, if available, with respect to such exercise, and (iii) its cooperation to the Company in connection with such compliance.

4.2 Exchange. This Warrant is exchangeable at the principal office of the Company for Warrants which represent, in the aggregate, the Aggregate Price hereof; each new Warrant to represent the right to purchase such portion of the Aggregate Price as Holder shall designate at the time of such exchange. Each new Warrant shall be identical in form and content to this Warrant, except for appropriate changes in the number of shares of Common Stock covered thereby, the percentage stated in Section 4.1 above, and any other changes which are necessary in order to prevent the Warrant exchange from changing the respective rights and obligations of the Company and the Holder as they existed immediately prior to such exchange.

4.3 Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of, and the loss, theft, destruction or mutilation of, this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant.

                                    ARTICLE 5
                                  HOLDER RIGHTS

5.1 No Shareholder Rights Until Exercise. No Holder hereof, solely by virtue hereof, shall be entitled to any rights as a shareholder of the Company. Holder shall have all rights of a shareholder with respect to securities purchased upon exercise hereof at the time: (i) the cash exercise price for such securities is delivered pursuant to Section 2.1 hereof and this Warrant is surrendered, (ii) of delivery of notice of cashless exercise pursuant to Section 2.2 hereof and this Warrant is surrendered, or (iii) of automatic exercise hereof (even if not surrendered) pursuant to Section 2.5 hereof.

5.2 Registration Rights. The Company is obligated to register the shares of Common Stock underlying the Warrant pursuant to that certain Registration Rights Agreement between the Company and Holder dated of even date herewith.

                                    ARTICLE 6
                                  MISCELLANEOUS

6.1 GOVERNING LAWS. IT IS THE INTENTION OF THE PARTIES HERETO THAT EXCEPT AS SET FORTH BELOW, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, U.S.A. (IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS WARRANT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO.

6.2 Binding Upon Successors and Assigns. Subject to, and unless otherwise provided in, this Warrant, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

6.3 Severability. If any one or more provisions of this Warrant, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Warrant and the application of such provisions to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace any such void or unenforceable provisions of this Warrant with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

6.4 Default, Amendment and Waivers. This Warrant may be amended upon the written consent of the Company and the Holder. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. The failure to cure any breach of any term of this Warrant within ten (10) days of written notice thereof shall constitute an event of default under this Warrant.

6.5 No Waiver. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

6.6 Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Warrant, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

6.7 Notices. Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Warrant, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States certified mail, postage prepaid, return receipt requested, addressed as follows:

          Company:   P-COM, Inc.
                     3175 S. Winchester Boulevard
                     Campbell, CA 95008

          Holder:    Cagan McAfee Capital Partners, LLC
                     10600 N. De Anza Boulevard
                     Suite 250
                     Cupertino, CA 95014

Such communications shall be effective when they are received by the addressee thereof; but if sent by certified mail in the manner set forth above, they shall be effective three (3) business days after being deposited in the United States mail. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

6.8 Time. Time is of the essence of this Warrant.

6.9 Construction of Agreement. A reference in this Warrant to any Section shall include a reference to every Section the number of which begins with the number of the Section to which reference is specifically made (e.g., a reference to Section 3 shall include a reference to Sections 3.5 and 3.7). The titles and headings herein are for reference purposes only and shall not in any manner affect the interpretation of this Warrant.

6.10 No Endorsement. Holder understands that no federal or state securities administrator has made any finding or determination relating to the fairness of investment in the Company or purchase of the Common Stock hereunder and that no federal or state securities administrator has recommended or endorsed the offering of securities by the Company hereunder.

6.11 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

6.12 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Warrant.

                                             P-Com, Inc., a Delaware Corporation


                                             By:
                                                --------------------------------
                                                George P. Roberts
                                                Chairman and CEO

                                   Exhibit A-1

                   NOTICE OF EXERCISE OF COMMON STOCK WARRANT
                        BY CASH PAYMENT OF WARRANT PRICE

                                  DATE:
                                        ---------

P-Com, Inc.                             Aggregate Price of Warrant $
                                                                     -----------------
3175 S. Winchester Boulevard            Before Exercise:           $
                                                                     -----------------
Campbell, CA 95008                      Aggregate Price            $
                                                                     -----------------
Attn:  Chief Financial Officer          Being Exercised:           $
                                                                     -----------------

                                        Warrant Price:    $                 per share
                                                           ----------------

                                        Number of Shares of Common Stock to be Issued
                                        Under this Notice:
                                                          -----------------

                                        Remainder Aggregate
                                        Price (if any) After Issuance: $
                                                                       ---------

                                  CASH EXERCISE

Gentlemen:

     The undersigned registered Holder of the Common Stock Warrant delivered herewith ("Warrant"), hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock of P-Com, Inc., a Delaware corporation, as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Aggregate Price (as defined in the Warrant) to be applied toward the purchase of
Common Stock pursuant to this Notice of Exercise is $              , thereby
                                                      -------------
leaving a remainder Aggregate Price (if any) equal to $         . Such exercise
                                                       ---------
shall be pursuant to the cash exercise provisions of Section 2.1 of the Warrant. Therefore, Holder makes payment with this Notice of Exercise by way of
                                      in the amount of $               . Such
--------------- ---------------------                   --------------
amount is payment in full under the Warrant for shares of Common Stock based
upon the Warrant Price of $            per share, as currently in effect under
                           -----------
the Warrant. Holder requests that the certificates for the purchased shares of Common Stock be issued in the name of and delivered to
"                           ". To the extent the foregoing exercise is for less
 --------------------------
than the full Aggregate Price, a Replacement Warrant representing the remainder of the Aggregate Price and otherwise of like form, tenor and effect should be delivered to Holder along with the share certificates evidencing the Common Stock issued in response to this Notice of Exercise.


                                             By:
                                                --------------------------------
                                                [NAME]

                                      NOTE

     The execution to the foregoing Notice of Exercise must exactly correspond to the name of the Holder on the Warrant.

                                   Exhibit A-2

                   NOTICE OF EXERCISE OF COMMON STOCK WARRANT
             PURSUANT TO NET ISSUE ("CASHLESS") EXERCISE PROVISIONS

                                  DATE
                                       ---------

P-Com, Inc.                             Aggregate Price of Warrant $
                                                                     -----------------
3175 S. Winchester Boulevard            Before Exercise:           $
                                                                     -----------------
Campbell, CA 95008                      Aggregate Price            $
                                                                     -----------------
Attn:  Chief Financial Officer          Being Exercised:           $
                                                                     -----------------

                                        Warrant Price:    $                 per share
                                                           ----------------

                                        Number of Shares of Common Stock to be Issued
                                        Under this Notice:
                                                           -----------------------

                                        Remainder Aggregate
                                        Price (if any) After Issuance: $
                                                                        -----------

                                CASHLESS EXERCISE

Gentlemen:

     The undersigned, registered Holder of the Common Stock Warrant delivered herewith ("Warrant"), hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock of P-Com, Inc., a Delaware corporation, as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Aggregate Price (as defined in the Warrant) to be applied toward the purchase of
Common Stock pursuant to this Notice of Exercise is $           , thereby
                                                     ----------
leaving a remainder Aggregate Price (if any) equal to $             . Such
                                                       -------------
exercise shall be pursuant to the net issue exercise provisions of Section 2.2 of the Warrant; therefore, Holder makes no payment with this Notice of Exercise. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 2.2 of the Warrant which, by reference to
Section 2.3, requires the use of the current per share fair market value of the Company's Common Stock. The current fair market value of one share of the Company's Common Stock shall be determined in the manner provided in Section 2.3, which amount has been determined or agreed to by Holder and the Company to
be $        , which figure is acceptable to Holder for calculations of the
    -------
number of shares of Common Stock issuable pursuant to this Notice of Exercise. Holder requests that the certificates for the purchased shares of Common Stock
be issued in the name of and delivered to "                                   ".
                                           -----------------------------------
To the extent the foregoing exercise is for less than the full Aggregate Price of the Warrant, a replacement Warrant representing the remainder of the Aggregate Price (and otherwise of like form, tenor and effect) shall be delivered to Holder along with the share certificate evidencing the Common Stock issued in response to this Notice of Exercise.


                                                  By:
                                                     ---------------------------
                                                      [NAME]

                                      NOTE

     The execution to the foregoing Notice of Exercise must exactly correspond to the name of the Holder on the Warrant.

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:   CAGAN MCAFEE CAPITAL PARTNERS, INC.
COMPANY:     P-COM, INC.
SECURITY:    WARRANTS FOR COMMON STOCK
AMOUNT:      3,000,000 WARRANTS
DATE:        DECEMBER 1, 2001

     In connection with the purchase of the Securities, the Purchaser represents to P-COM, Inc. the following:

     (a) I am aware of P-COM, Inc.'s business affairs and financial condition, and have acquired sufficient information about P-COM, Inc. to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Purchaser satisfactory to P-COM, Inc. or receipt of a no-action letter from the Securities and Exchange Commission.

     (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Partnership; the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein.

     (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, P-COM, Inc. may not be satisfying the current public information requirements of Rule 144, and that, in such event, I may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

     (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date:  December 1, 2001
                                             -----------------------------------
                                             Cagan McAfee Capital Partners, LLC